SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2006

SOTECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

       000-50494                                              57-1094726

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(Commission File Number)                       (IRS Employer Identification No.)

3702 South Virginia St., Suite G12-401, Reno, NV, 89502

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(Address of Principal Executive Offices)     (Zip Code)

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(Registrant's Telephone Number, Including Area Code)

Not Applicable

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act

    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

    Act (17 CFR240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective December 20, 2006, the following Directors resigned from the Board of Directors and/or Principal Officers of the registrant.

Gabriela Aragon

The Director resigning has stated in their resignation letter that her resignation does not in any way imply or infer that there are any disputes or disagreements relating to the Company’s operations, policies or practices.

The following individual has been appointed by to our Board of Directors, effective December 20, 2006:

Name                            Position
Joe Hicks                       President, Chief Financial Officer and Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTECH, INC.

a Nevada corporation

                                              /s/  Joe Hicks

By:____________________________

                                             Joe Hicks, President

DATED:  January 4, 2007

Endnotes